UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

Black Diamond Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, 14th Floor
Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

(617) 252-0848

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 7, 2022, Black Diamond Therapeutics, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual-only format via live webcast. Proxies were solicited pursuant to the Company’s definitive proxy statement (the “Proxy Statement”) filed on April 28, 2022 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. As of April 13, 2022, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 36,287,568. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 30,154,709 thus establishing a quorum for the Annual Meeting. Shares present virtually during the Annual Meeting were considered shares of Common Stock represented in person at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked to vote on the following matters, which are described in detail in the Proxy Statement: (i) to elect three Class II director nominees to the Company’s Board of Directors (the “Board”), each to serve until the Company’s 2025 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal (“Proposal No. 1”) and (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal No. 2”).

The voting results reported below are final.

Proposal No. 1

Ali Behbahani, M.D., Garry E. Menzel, Ph.D. and Samarth Kulkarni, Ph.D. were duly elected to the Board as Class II directors. The results of the election were as follows:

CLASS II DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON- VOTES
Ali Behbahani, M.D.	18,224,883	8,966,028	2,963,798
Garry E. Menzel, Ph.D.	18,573,133	8,617,778	2,963,798
Samarth Kulkarni, Ph.D.	21,847,776	5,343,135	2,963,798

Proposal No. 2

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,085,952	13,975	54,782	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 7, 2022	BLACK DIAMOND THERAPEUTICS, INC.

	By:	/s/ Brent Hatzis-Schoch
Name:	Brent Hatzis-Schoch
Title:	Chief Operating Officer and General Counsel